19. Borrowings	12 Months Ended
Dec. 31, 2019
Borrowings
Borrowings

19.        Borrowings

Silicon Valley Bank

On November 30, 2016, Affimed entered into a loan agreement with Silicon Valley Bank (the “SVB loan”) which provides the Group with a senior secured term loan facility originally for up to €10.0 million, which agreement was amended in May 2017 to provide that such amount would be available in three tranches. In December 2016, the Group drew an initial tranche of €5.0 million and in May 2017, a second tranche of €2.5 million; the availability of a third tranche of €2.5 million expired in September 2017 with such amount remaining undrawn.

Finance costs comprise the interest rate of one-month EURIBOR plus an applicable margin of 5.5%, with a floor of 5.5%, related one-time legal and arrangement fees of €236 and a final payment fee equal to 10% of the total principal amount to be paid with the last instalment. Pursuant to the loan agreement, the Group also granted the lender 166,297 and 53,395 warrants with an exercise price of $2.00 and $2.30 per share, respectively. Each warrant can be used to purchase common shares of Affimed at the respective exercise price for a period of ten years from the grant date. The fair value of the warrants of €192 less deferred taxes and transaction costs of €81 and €8, respectively, was recorded as an addition to capital reserves in equity. The fair value of the warrants was determined using the Black-Scholes-Merton valuation model, with an expected volatility of 75‑80% and an expected exercise period of five years to exercise of the warrant. The contractual maturity of the warrants is ten years.

The loan is secured by a pledge of 100% of Group’s ownership interest in Affimed GmbH, all intercompany claims owed to Affimed N.V. by its subsidiaries, and collateral agreements for all bank accounts, inventory, trade receivables and other receivables of Affimed N.V. and Affimed GmbH recognized in the consolidated financial statements with the following book values:

	Book value as of December 31,		Book value as of December 31,
	2019		2018
	Consolidated	thereof	Consolidated
	financial	assets	financial	thereof assets
	statements	pledged	statements	pledged
Leasehold improvements and equipment	2,291	1,503	1,414	1,174
Inventories	296	247	260	235
Trade and other receivables	1,482	864	1,429	1,007
Other assets	0	0	387	—
Financial assets	8,902	8,902	13,974	13,974
Cash and cash equivalents	95,234	93,606	94,829	92,933
	108,205	105,122	112,293	109,323

As of December 31, 2019 and 2018, the fair value of the liability did not differ significantly from its carrying amount (€2,013 and €4,773). The loan has a maturity date of May 31, 2020, repayment started in December 2017 with amortized payments of principal and interest in equal monthly installments. As of December 31, 2019, €2,013 (2018:  €3,083) were classified as current liabilities.

UniCredit Leasing CZ

In April 2019, the Group entered into a loan agreement with UniCredit Leasing CZ for €562. After an initial instalment of €127 in the second quarter of 2019, repayment is effected in monthly instalments of €8 until November 2023. As at December 31, 2019, an amount of €368 was outstanding, of which €91 was classified as current liabilities. As of December 31, 2019, the fair value of the liability did not differ significantly from its carrying amount.

Reconciliation to cash flows from financing

Movements of liabilities reconcile to cash flows arising from financing activities as follows:

	2019	2018
Balance as of January 1	4,773	7,169
Changes from financing cash flows
Proceeds from borrowings	562	0
Repayment of borrowings	(3,277)	(2,917)
	(2,715)	(2,917)
Other Changes
Capitalized borrowing costs	489	847
Interest paid	(164)	(326)
	325	531
Balance as of December 31, 2019	2,383	4,773